Exhibit 10.16

Spouse Undertaking

To: Zhuhai Likeshuo Education Technology Co., Ltd. (“Zhuhai Likeshuo”)

I am the spouse of Tong Zeng, the shareholder of Shenzhen Likeshuo Education Co., Ltd. (“Likeshuo Education”). Tong Zeng currently directly holds 3.1719% equity of Likeshuo Education. Tong Zeng together with Zhuhai Likeshuo, shareholders of Likeshuo Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Consultancy and Technical Service Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Likeshuo:

1.              I fully understand and independently and irrevocably agree that Tong Zeng sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Tong Zeng in Likeshuo Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Likeshuo under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Tong Zeng and / or her authorized person to, at the request by Zhuhai Likeshuo, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Tong Zeng in Likeshuo Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Tong Zeng in Likeshuo Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Tong Zeng or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Likeshuo and me in writing. There is no need for Zhuhai Likeshuo and Tong Zeng to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

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7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Binhua Miu

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Likeshuo Education Technology Co., Ltd. (“Zhuhai Likeshuo”)

I am the spouse of Yongchao Chen, the shareholder of Shenzhen Likeshuo Education Co., Ltd. (“Likeshuo Education”). Yongchao Chen currently directly holds 0.5% equity of Likeshuo Education. Yongchao Chen together with Zhuhai Likeshuo, shareholders of Likeshuo Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Consultancy and Technical Service Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Likeshuo:

1.              I fully understand and independently and irrevocably agree that Yongchao Chen sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Yongchao Chen in Likeshuo Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Likeshuo under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Yongchao Chen and / or his authorized person to, at the request by Zhuhai Likeshuo, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Yongchao Chen in Likeshuo Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Yongchao Chen in Likeshuo Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Yongchao Chen or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Likeshuo and me in writing. There is no need for Zhuhai Likeshuo and Yongchao Chen to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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Promisee:	/s/ Weijun Deng

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Likeshuo Education Technology Co., Ltd. (“Zhuhai Likeshuo”)

I am the spouse of Yun Feng, the shareholder of Shenzhen Likeshuo Education Co., Ltd. (“Likeshuo Education”). Yun Feng currently directly holds 4.9146% equity of Likeshuo Education. Yun Feng together with Zhuhai Likeshuo, shareholders of Likeshuo Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Consultancy and Technical Service Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Likeshuo:

1.              I fully understand and independently and irrevocably agree that Yun Feng sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Yun Feng in Likeshuo Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Likeshuo under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Yun Feng and / or his authorized person to, at the request by Zhuhai Likeshuo, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Yun Feng in Likeshuo Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Yun Feng in Likeshuo Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Yun Feng or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Likeshuo and me in writing. There is no need for Zhuhai Likeshuo and Yun Feng to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

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7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Sumei Xiao

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Likeshuo Education Technology Co., Ltd. (“Zhuhai Likeshuo”)

I am the spouse of Yupeng Guo, the shareholder of Shenzhen Likeshuo Education Co., Ltd. (“Likeshuo Education”). Yupeng Guo currently directly holds 13.0829% equity of Likeshuo Education. Yupeng Guo together with Zhuhai Likeshuo, shareholders of Likeshuo Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Consultancy and Technical Service Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Likeshuo:

1.              I fully understand and independently and irrevocably agree that Yupeng Guo sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Yupeng Guo in Likeshuo Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Likeshuo under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Yupeng Guo and / or his authorized person to, at the request by Zhuhai Likeshuo, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Yupeng Guo in Likeshuo Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Yupeng Guo in Likeshuo Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Yupeng Guo or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Likeshuo and me in writing. There is no need for Zhuhai Likeshuo and Yupeng Guo to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Tianhua Zheng

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Likeshuo Education Technology Co., Ltd. (“Zhuhai Likeshuo”)

I am the spouse of Siguang Peng, the shareholder of Shenzhen Likeshuo Education Co., Ltd. (“Likeshuo Education”). Siguang Peng currently directly holds 13.808% equity of Likeshuo Education. Siguang Peng together with Zhuhai Likeshuo, shareholders of Likeshuo Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Consultancy and Technical Service Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Likeshuo:

1.              I fully understand and independently and irrevocably agree that Siguang Peng sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Siguang Peng in Likeshuo Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Likeshuo under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Siguang Peng and / or his authorized person to, at the request by Zhuhai Likeshuo, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Siguang Peng in Likeshuo Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Siguang Peng in Likeshuo Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Siguang Peng or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Likeshuo and me in writing. There is no need for Zhuhai Likeshuo and Siguang Peng to make any monetary or non-monetary reimbursements to me  for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Na Dong

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Likeshuo Education Technology Co., Ltd. (“Zhuhai Likeshuo”)

I am the spouse of Jun Yao, the shareholder of Shenzhen Likeshuo Education Co., Ltd. (“Likeshuo Education”). Jun Yao currently directly holds 3.6719% equity of Likeshuo Education. Jun Yao together with Zhuhai Likeshuo, shareholders of Likeshuo Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Consultancy and Technical Service Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Likeshuo:

1.              I fully understand and independently and irrevocably agree that Jun Yao sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Jun Yao in Likeshuo Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Likeshuo under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Jun Yao and / or his authorized person to, at the request by Zhuhai Likeshuo, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Jun Yao in Likeshuo Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Jun Yao in Likeshuo Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Jun Yao or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Likeshuo and me in writing. There is no need for Zhuhai Likeshuo and Jun Yao to make any monetary or non-monetary reimbursements to me for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Xiaoling Liu

Identification Card Number: [ ]

Spouse Undertaking

To: Zhuhai Likeshuo Education Technology Co., Ltd. (“Zhuhai Likeshuo”)

I am the spouse of Jishuang Zhao, the shareholder of Shenzhen Likeshuo Education Co., Ltd. (“Likeshuo Education”). Jishuang Zhao currently directly holds 27.325% equity of Likeshuo Education. Jishuang Zhao together with Zhuhai Likeshuo, shareholders of Likeshuo Education, Domestic Affiliates (as defined in the Cooperation Agreement) and other persons executed the Business Cooperation Agreement, Exclusive Consultancy and Technical Service Agreement, Exclusive Call Option Agreement, Equity Pledge Agreement, Shareholder Rights Entrustment Agreement (as amended from time to time, the “Cooperation Agreement”) on November 23, 2018. In order to avoid possible disputes, I hereby irrevocably make the following undertakings and confirmations to Zhuhai Likeshuo:

1.              I fully understand and independently and irrevocably agree that Jishuang Zhao sign the Cooperation Agreements. Especially, I fully understand and independently and irrevocably agree to the provisions related to the restriction, pledge, transfer or other form of disposition by of the direct and indirect equity interest held by Jishuang Zhao in Likeshuo Education under the Cooperation Agreements, including but not limited to sub-Section 16, 18, 19, 20, 21 and 22 of Section 3 of the Business Cooperation Agreement.

2.              I have not been involved and will not be involved in the operation, management, liquidation and dissolution of the Domestic Affiliates in the past, present and future.

3.              In order to ensure the interests of Zhuhai Likeshuo under the Cooperation Agreements and to fulfil the fundamental purpose of the execution of the Cooperation Agreements, I specially authorize Jishuang Zhao and / or his authorized person to, at the request by Zhuhai Likeshuo, to execute all the necessary legal and non-legal documents on my behalf from time to time and perform all necessary legal and non-legal procedures with respect to the direct and indirect equity held by Jishuang Zhao in Likeshuo Education. I hereby confirm and approve the relevant documents and procedures.

4.              The undertakings, confirmations, consents and authorizations made in this undertaking shall not be revoked, derogated, invalid or otherwise adversely affected by the increase, decrease, merger or other similar events of the equity interest held by Jishuang Zhao in Likeshuo Education.

5.              The promises, confirmations, consents, and authorizations made in this undertaking shall not be revoked, derogated, invalid, or otherwise adversely affected by my loss of capacity, restrictions on my abilities, death, or my divorce with Jishuang Zhao or other similar circumstances.

6.              The commitments, confirmations, consents and authorizations made in this undertaking shall continue to be valid until the termination by both Zhuhai Likeshuo and me in writing. There is no need for Zhuhai Likeshuo and Jishuang Zhao to make any monetary or non-monetary reimbursements to me  for my commitments, confirmations, consents, and authorizations contained in this undertaking.

7.              This undertaking shall be effective as soon as it is executed, and the validity period is the same as the term of the Business Cooperation Agreement.

8.              Other outstanding matters in relation to this undertaking, including but not limited to governing law, dispute resolutions, definitions and interpretations, are also the same as those agreed in the Business Cooperation Agreement.

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(Signature Page of the Spouse Undertaking)

Promisee:	/s/ Mo Gao

Identification Card Number: [ ]